Exhibit 99.1

KONTOOR BRANDS ENTERS INTO DEFINITIVE AGREEMENT TO SELL LEE® BUSINESS TO AUTHENTIC BRANDS GROUP

Transaction Valued at up to $1 Billion, including $750 Million Initial Transaction Value
Portfolio Transformation Enables Kontoor to Shift Focus to Higher Growth Brands within Attractive Addressable Markets

GREENSBORO, N.C. – May 21, 2026 - Kontoor Brands, Inc. (NYSE: KTB) today announced it has signed a definitive agreement to sell the Lee® business to Authentic Brands Group (Authentic) for up to $1 billion, including an initial transaction value of $750 million and a $250 million earnout opportunity in future years based on the performance of Lee under Authentic’s ownership. The transaction is subject to required regulatory approvals and customary closing conditions.

“The Lee transaction is a deliberate step to sharpen our brand portfolio and unlock investment capacity to fuel accelerated growth for the future of Kontoor,” said Scott Baxter, President, Chief Executive Officer and Chairman of the Board of Kontoor Brands. “By increasing our focus on Wrangler and Helly Hansen, two iconic brands with significant white space opportunities, we are better positioned to fuel a higher growth profile and create even greater value for our shareholders.”

“I want to reinforce our commitment to support Lee through the sale process and to personally thank the Lee team for getting us to where we are today. We believe this is a great outcome for Kontoor, the Lee business and Authentic,” added Baxter.

Transaction Highlights

The divestiture of the Lee business builds on Kontoor’s success and advances the Company’s strategic and financial growth agenda. Highlights include the following:

Streamlined Brand Portfolio Architecture Allows for Greater Investment in High-Performing, Strategically Aligned Brands

•Brand portfolio with deep heritage, authenticity and category authority in denim, outdoor and workwear
•Sharpens focus on Wrangler® and Helly Hansen®, two iconic brands with significant global growth potential
•Enables more concentrated brand investment and improved execution
•Improves returns on strategic initiatives by aligning resources behind the Company’s higher-performing assets

Favorably Shifts Kontoor’s Portfolio Towards Higher Growth Categories, Channels, Geographies and Consumers

•Repositions the portfolio towards structurally higher-growth segments anchored in denim, outdoor and workwear
•Enhances Kontoor’s long-term growth and profitability profile, reinforcing its commitment to delivering long-term value for shareholders

Increases Capital Allocation Optionality

•Reinforces Kontoor’s commitment to a shareholder-focused capital allocation framework, including strategic and disciplined portfolio management and capital stewardship
•Transaction proceeds are anticipated to be deployed through increased share repurchases under our $750 million dollar authorization as well as voluntary term loan payments.
•Creates capacity for disciplined reinvestment behind significant organic growth opportunities
•Strengthens the balance sheet and enhances financial flexibility

Transaction Details

The transaction was unanimously approved by the Board of Directors of Kontoor. The transaction is expected to close in the second half of 2026, subject to the receipt of required regulatory approvals and customary closing conditions.

Kontoor has published further details in a presentation accessible at https://www.kontoorbrands.com/investors.

Advisors

Morgan Stanley & Co. LLC is serving as Kontoor Brands’ exclusive financial advisor and Foley & Lardner LLP as its legal advisor.

About Kontoor Brands

Kontoor Brands, Inc. (NYSE: KTB) is a portfolio of three of the world’s most iconic lifestyle, outdoor and workwear brands: Wrangler®, Lee® and Helly Hansen®. Kontoor Brands is a purpose-led organization focused on leveraging its global platform, strategic sourcing model and best-in-class supply chain to drive brand growth and deliver long-term value for its stakeholders. For more information about Kontoor Brands, please visit www.KontoorBrands.com.

Forward-Looking Statements

Certain statements included in this release are "forward-looking statements" within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “should,” “may” and other words and terms of similar meaning, including statements herein regarding the expected benefits, financial impact and timing of the sale of the Lee business, including the use of proceeds therefrom for debt reduction or share purchases, or use of future dates. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as required under the U.S. federal securities laws. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to, such things as, whether and when the required regulatory approvals for the proposed sale of the Lee business will be obtained, whether and when the closing conditions will be satisfied and whether and when the proposed sale of the Lee business will close, if at all; our ability to execute, and realize benefits, successfully, or at all, from, the proposed sale of the Lee business; macroeconomic conditions, including inconsistent consumer demand despite recent declines in interest rates, fluctuating foreign currency exchange rates, moderating inflation and global supply chain issues, as well as the ongoing impact of tariffs and uncertainty regarding the outcome of trade negotiations, import/export regulations and tariff policies, continue to adversely impact global economic conditions and have had, and may continue to have, a negative impact on the Company's business, results of operations, financial condition and cash flows (including future uncertain impacts); our ability to deleverage on the anticipated time frame or at all; the level of consumer demand for apparel; reliance on a small number of large customers; potential difficulty in integrating Helly Hansen and/or in achieving the expected growth, cost savings and/or synergies from the acquisition; potential risks and uncertainties in completing the sale of the Lee business, if at all, and potential risks in segregating and disposing of the Lee business and the Company’s ability to mitigate any stranded costs from the potential disposition; supply chain and shipping disruptions, which could continue to result in shipping delays, an increase in transportation costs and increased product costs or lost sales; intense industry competition; the ability to accurately forecast demand for products; the Company’s ability to gauge consumer preferences and product trends, and to respond to constantly changing markets; the Company’s ability to maintain the images of its brands; disruption and volatility in the global capital and credit markets and its impact on the Company's ability to obtain short-term or long-term financing on favorable terms; the Company maintaining satisfactory credit ratings; restrictions on the Company’s business relating to its debt obligations; increasing pressure on margins; e-commerce operations through the Company’s direct-to-consumer business; the financial difficulty experienced by the retail industry; possible goodwill and other asset impairment; the ability to implement the Company’s business strategy; the stability of manufacturing facilities and foreign suppliers; fluctuations in wage rates and the price, availability and quality of raw materials and contracted products, including as a result of tariffs and reciprocal tariffs; the reliance on a limited number of suppliers for raw material sourcing and the ability to obtain raw materials on a timely basis or in sufficient quantity or quality; disruption to distribution systems; seasonality; unseasonal or severe weather conditions; potential challenges with the Company’s implementation of Project Jeanius; the Company's and its vendors’ ability to maintain the strength and security of information technology systems; the risk that facilities and systems and those of third-party service providers may be vulnerable to and unable to anticipate or detect data security breaches and data or financial loss or maintain operational performance; ability to properly collect, use, manage and secure consumer and employee data; legal, regulatory, political and economic risks; the impact of climate change and related legislative and regulatory responses; stakeholder response to sustainability issues, including those related to climate change; compliance with anti-bribery, anti-corruption and anti-money laundering laws by the Company and third-party suppliers and manufacturers; changes in tax laws and liabilities; our ability to successfully utilize our share repurchase program; the costs of compliance with or the violation of national, state and local laws and regulations for environmental, consumer protection, employment, privacy, safety and other matters; continuity of members of management; labor relations; the ability to protect trademarks and other intellectual property rights; the ability of the Company’s licensees to generate expected sales and maintain the value of the Company’s brands; volatility in the price and trading volume of the Company’s common stock; anti-takeover provisions in the Company’s organizational documents; and fluctuations in the amount and frequency of our share repurchases. Many of the foregoing risks and uncertainties will be exacerbated by any worsening of the global business and economic environment.

More information on potential factors that could affect the Company's financial results are described in detail in the Company’s most recent Annual Report on Form 10-K and in other reports and statements that the Company files with the SEC.

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Contacts
Investors:
Michael Karapetian, (336) 332-4263
Vice President, Global Brand & Operations Finance and Corporate Investor Relations
Michael.Karapetian@kontoorbrands.com

or

Media:
Julia Burge, (336) 332-5122
Senior Director, Corporate Communications
Julia.Burge@kontoorbrands.com

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